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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2002, relating to the financial statements, which appear in the 2001 Annual Report to Shareholders of Paradigm Genetics, Inc. on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
December 19, 2002